Commitments and Contingencies Commitments and Contingencies (Tables)	9 Months Ended
Sep. 30, 2020
Commitments and Contingencies Disclosure [Abstract]
Unrecorded Unconditional Purchase Obligations Disclosure	The Partnership’s share of commitments to fund equipment installation and other construction contract costs as at September 30, 2020 are as follows:

	Total $	Remainder of 2020 $	2021 $	2022 $
Certain consolidated LNG carriers (i)	42,910	3,316	24,583	15,011
Bahrain LNG Joint Venture (ii)	11,339	—	11,339	—
	54,249	3,316	35,922	15,011

(i)In June 2019, the Partnership entered into an agreement with a contractor to supply equipment on certain of the Partnership's LNG carriers in 2021 and 2022, for an estimated installed cost of $59.5 million. As at September 30, 2020, the estimated remaining cost of this installation was $42.9 million.

(ii)The Partnership has a 30% ownership interest in the Bahrain LNG Joint Venture which has an LNG receiving and regasification terminal in Bahrain. As at September 30, 2020, the Partnership's proportionate share of the estimated remaining cost of $11.3 million relates to the final construction installment on the LNG terminal. The Bahrain LNG Joint Venture has remaining debt financing of $24 million, which is undrawn, of which $7 million relates to the Partnership's proportionate share of the construction commitments included in the table above.